                              GARTMORE MUTUAL FUNDS
                   PROSPECTUS SUPPLEMENT DATED OCTOBER 4, 2004
                        TO PROSPECTUS DATED MARCH 1, 2004

This Supplement updates certain information contained in the currently effective Prospectus and provides new information for the Gartmore Morley Capital Accumulation Fund (the "Fund") that should be read together with the Prospectus. You should retain your Prospectus and all Supplements for future reference. You may obtain an additional copy of a Prospectus, as supplemented, free of charge, by calling 1-800-848-0920.

PROPOSED CHANGE TO FUND

On October 1, 2004, the Board of Trustees determined to change the Fund to one with an investment objective of seeking to provide a high level of current income while preserving capital and minimizing return volatility. This new investment objective can be changed without shareholder approval. The Board approved the filing of an amendment to the Funds' registration statement which is expected to be effective on or about December 6, 2004. At that time, the Fund's investment objective will be changed and the Fund will seek to achieve this new investment objective by investing primarily in high-grade debt securities issued by the U.S. Government and its agencies, as well as by corporations. These debt securities will generally have short remaining maturities. The Board also approved a change in the Fund's benchmark to one which will more closely approximate the Fund's new investment objective, portfolio holdings and duration once the Fund begins to pursue its new investment strategy.

At the time the new investment objective becomes effective, the Fund will also change its name to the Gartmore Short Duration Bond Fund.

The Board has also determined to suspend the sale of shares to new accounts during the notification period (beginning October 5, 2004 through approximately, December 6, 2004) ("Interim Period"). However, current shareholders will continue to be permitted to purchase shares of the Fund during this Interim Period. At the end of the Interim Period the Fund will resumes sales of shares to new accounts, and the restrictions related to new accounts will be eliminated.

The Board has also determined to change the 2% redemption fee on redemptions made within one year of purchase to a 2% redemption fee on any trades within 5 business days of purchase. This change will also take effect on or about December 6, 2004 and will update the information regarding "Redemption Fees" on page 13 of your Prospectus. Until that time, however, redemption fees will be waived during the Interim Period beginning October 5, 2004.

REASONS FOR CHANGE

The Board has taken these actions based upon the Board's assessment of the long-term ability of the Fund to continue to achieve its investment objective in light of current regulatory uncertainty regarding the valuation methodology of wrap contracts by mutual funds and the potential future lack of availability to mutual funds of wrap contracts on economically viable terms necessary for the Fund's investment strategy.

As disclosed in the Fund's registration statement and most recent semi-annual report, the U.S. Securities and Exchange Commission ("SEC") has inquired into the methodology used by stable value mutual funds, including the Fund, to value their wrap contracts. The SEC has not issued any public statement regarding the results of its inquiry or rendered any definitive conclusions regarding the valuation of the wrap contracts nor indicated when, if at all, such a statement may be issued. It is possible however, that the SEC's conclusions may require stable value mutual funds to cease using the types of wrap contracts commonly used today by such mutual funds and instead to purchase substantially restructured wrap contract the terms of which cannot be assessed at this time and which may not be available in the market place. The Fund's adviser has informed the Board that substantially restructured wrap contracts are unlikely to be available in a manner and at a cost which would allow the Fund to achieve its investment objective.

The Board determined that the Fund's potential inability to continue valuing its wrap contracts under the current methodology or to obtain substantially restructured wrap contracts would make it impossible for the Fund to achieve its stated objective of seeking to maintain a stable net asset value. Accordingly, the Board has taken the actions described above at this time.

More details about the proposed change in the Fund's investment objective and principal strategies are set forth below.

INTERIM INVESTMENT ACTIVITIES

On October 4, 2004 the wrap contracts terminated. During the Interim Period, the Fund will seek to continue to provide a stable net asset value of $10 per share, however, by investing in short-term fixed income instruments with less than 60 days to maturity. As a result, the dividend rate during this period is expected to be less than recent dividend rates. While the Fund will attempt during this Interim Period to provide a stable net asset value of $10 per share, there can be no assurance that the net asset value per share can be so maintained. After the end of this Interim Period, the Fund intends to begin investing in fixed income instruments consistent with the new objective and principal strategies discussed herein and the net asset value will fluctuate daily.

During the Interim Period, current shareholders will be permitted to continue to purchase shares of the Fund, but no new accounts can be opened until after the Interim Period. Additionally, as stated above, the Fund will waive redemption fees during the Interim Period and a new redemption fee structure will be implemented after the Interim Period.

The following replaces in its entirety, the information describing the Fund on pages 3 through 7 of the Prospectus.

GARTMORE SHORT DURATION BOND FUND

The following describes the main investment strategies, risks and anticipated expenses of the Fund effective upon the Fund's conversion to a short-term bond fund. Investors should note that after the Interim Period the Fund's net asset value per share is expected to fluctuate daily. The Fee and Expense table below reflects the new estimated fees and expenses.

FUND SUMMARY

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in your account value.

To achieve its objective, under normal conditions, the Fund invests primarily in securities issued by the U.S. government and its agencies, as well as investment-grade debt securities issued by corporations.

The Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund is managed so that its duration will generally be less than 3 years. The Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund's market value.

When selecting securities for the Fund, the Fund's portfolio managers consider expected changes in interest rates and in the price relationships among various types of securities. They attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund.

The Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the use of derivatives to hedge the Fund will enable the Fund to meet its investment objective of minimizing market fluctuation of the net asset value. There can be no guarantee that the Fund will meet its objective.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the value of the securities the Fund owns.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and GNMA pass-through certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, FNMA and FHLMC, are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security the more sensitive it is to price shifts as a result of interest rate changes.

The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund. Because the Fund invests primarily in fixed-rate securities with short-to-moderate maturities or variable-rate debt securities with frequent interest rate resets, this risk is lower than for funds with longer maturities.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage and asset-based securities volatile. When mortgage and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

In addition, rising interest rate may cause prepayments to occur at a slower than expected rate thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

DERIVATIVES RISK. The Fund may invest in derivatives, principally futures and options. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.

PERFORMANCE INFORMATION

Prior to October 4, 2004, the Fund was invested in a combination of short and intermediate term fixed income securities and wrap contracts issued by financial institutions intended to stabilize the NAV per share of the Fund. Since that date, the Fund has ceased to use wrap contracts and has concentrated its investments in short-term fixed income instruments.

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual returns over time, and shows that Fund performance can change from year to year. The table show's the Funds average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, due to the change in the Fund's investment objective and strategies, the Fund's past performance does not indicate how the Fund will perform in the future as a short-term bond fund.

ANNUAL RETURNS - SERVICE CLASS SHARES*
(YEARS ENDED DECEMBER 31)


The Gartmore Morley Capital Accumulation Fund year-to-date return as of September 30, 2004 was 1.75%.

Best Quarter:                       1.46%                     4th qtr. of 2000
Worst Quarter:                      0.63%                     4th qtr. of 2003

--------------------

* These annual returns do not reflect the effects of taxes.

                                                                          Since
Average Annual Returns(1) - as of December 31, 2003         1 year     Inception(2)
---------------------------------------------------         ------     ------------
Class A shares - Before Taxes(3)                            -0.21%        3.95%
Service Class shares - Before Taxes                          2.90%        4.61%
IRA Class shares - Before Taxes                              2.84%        4.59%
Institutional Class shares - Before Taxes                    3.27%        5.02%
Lipper Money Market Fund Index(4)                            0.62%        3.24%

--------------------

1 These returns reflect performance after expenses and sales charges on Class A shares are deducted. Please call 1-800-898-0920 for the Fund's 30-day yield.

2     The Fund commenced operations on February 1, 1999.

3 These returns until the creation of Class A shares (7/16/03) include the performance of the Fund's IRA Class shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares will invest in the same portfolio of securities as IRA Class shares and have the same expense after any fee waiver or reimbursements. For Class A returns, these returns have been restated for the applicable sales charges.

4 The Lipper Money Market Fund Index generally reflects the return on selected money market mutual funds maintaining a constant price per share.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you select.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you select.

                                                                    Service       Institutional     IRA
Shareholder Fees(1)                                    Class A       Class            Class        Class
(paid directly from your investment)                    Shares       Shares           Shares       Shares
------------------------------------                    ------       ------           ------       ------
Maximum Sales Charge
(Load) imposed on
purchases (as a percentage
of offering price)                                      3.00%(2)       None             None         None

Maximum Deferred Sales Charge (Load)
imposed on redemptions (as a percentage of
original purchase price or sale
proceeds, as applicable)                                 None(3)       None             None         None
Redemption Fee (as a percentage of
the amount redeemed)(4)                                  2.00%         2.00%            2.00%        2.00%


                                                                    Service                           IRA
Annual Fund Operating Expenses                         Class A        Class    Institutional        Class
(deducted from Fund assets)                             Shares       Shares     Class Shares       Shares
Management Fees(5)                                       0.25%        0.25%            0.25%        0.25%
Distribution and/or Service (12b-1) Fees                 0.25%        0.25%             None        0.25%
Other Expenses(6) (Current expenses without wrap         0.17%        0.34%            0.17%        0.21%
contract cost)
TOTAL ANNUAL FUND OPERATING EXPENSES(7)                  0.67%        0.84%            0.42%        0.71%


--------------------------

1 If you buy and sell shares through a broker or agent, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying and Selling Funds Shares" below.

3 A contingent deferred sales charge ("CDSC") of up to 0.35% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Selling Shares-Redemption Fees" beginning on page 13.

4 During the Interim Period, no redemption fee will be charged, but a redemption fee equal to 2% of the amount you redeem within 5 business days of purchase will become applicable at the conclusion of the Interim Period.

5 Gartmore Morley Capital Management, Inc. ("GMCM") is currently waiving 0.10% of its management fee. It may discontinue doing so to the extent permitted by the Fund's expense limitation agreement as described below.

6 GMCM and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, expenses related to wrap contracts, short sale dividend expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.55% for all classes of shares at least through February 29, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 1.10% for Class A, Service Class and IRA Class shares of the Fund before GMCM would be required to limit the Fund's expenses.

7 The expense information has been restated to reflect the current fees which are lower due to the elimination of the wrap contract costs.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. No redemption fee is included because during the Interim Period, redemption fees will be waived. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 year          3 years         5 years          10 years
                                                   ------          -------         -------          --------
Class A shares                                      $366             $529            $705            $1,216
Service Class shares                                $ 86             $290            $510            $1,146
Institutional Class shares                          $ 43             $157            $281            $  643
IRA Class shares                                    $ 73             $249            $440            $  992

--------------------------

* Assume a CDSC will not apply.


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following principal investments and techniques in an effort to increase its returns, protect its assets or diversify its investments. These techniques are subject to certain risks. The Statement of Additional Information ("SAI") contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the telephone number at the top of this supplement.

INVESTMENT-GRADE BONDS. These include U.S. government bonds and corporate bonds and municipal bonds that have been rated within the four highest rating categories by a rating agency. The rating agency evaluates a bond, measures the issuer's financial condition and stability and assigns a rating to the security. If a rating agency changes the bond's rating, it may affect the bond's value. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

MEDIUM-GRADE OBLIGATIONS. Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by [the Adviser] to consider what action, if any, a Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

U.S. GOVERNMENT SECURITIES. U.S. government securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

      - The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;

      -     The Federal Home Loan Banks;

      -     The Federal National Mortgage Association ("FNMA");

      - The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC"); and

      -     The Federal Farm Credit Banks.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayment rates and other factors may affect the value of these securities. With respect to credit risk, securities issued by some government agencies authorities or instrumentalities, such as the Federal Home Loan Banks, FNMA and FHLMC, are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer. Securities issued and backed by the U.S. government are backed by the "full faith and credit" of the U.S. government, such as Treasury notes, bills and bonds, and GNMA pass-through certificates, (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers; however, as a principal strategy, the Government Bond Fund will not invest in mortgage-backed securities issued by private issuers. Collateralized mortgage obligations ("CMOs") are securities that have mortgage loans or mortgages pass-through securities, such as GNMA, FNMA or FHLMC certificates as their collateral. CMOs can be issued by the U.S. government or its agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest-rate market would reduce the Fund's income and the Fund may lose principal as a result of faster than anticipated prepayment of securities purchased at a premium. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as the Fund's portfolio manager expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate, credit and prepayment risks like mortgage-backed securities.

FLOATING AND VARIABLE SECURITIES. Floating and variable rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon some underlying index. Some of the floating or variable rate securities may be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other debt securities. In addition, because they may be callable, these securities are also subject to the risk that the Fund will be repaid prior to the stated maturity, and the principal will be reinvested in a lower interest rate market that reduces a Fund's income. The Fund will only purchase floating and variable rate securities of the same quality as the debt securities it would otherwise purchase.

MATURITY. Every debt security has a stated maturity date - when the issuer must repay in whole or in part, the debt security's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date. For mortgage-backed securities, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgage-backed bonds.

A bond mutual fund, such as the Fund, has no real maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of Fund assets it represents. Funds that target maturities normally use the effective, rather than the stated, maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, would result in higher volatility than a fund targeting a stated maturity or maturity range.

DURATION. Duration is a calculation that seeks to measure the price sensitivity of a debt security or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

DERIVATIVES. The Fund may invest in derivatives. A derivative is a contact whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying security. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes.

The Fund may use derivatives to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

TEMPORARY INVESTMENTS

Generally the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Advisor believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursing its investment objective and may miss potential market upswings.

               INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                         PROSPECTUS FOR FUTURE REFERENCE

                                       9